Exhibit 10.91


                             AMENDMENT NUMBER TWO TO
                        DEPOSIT ACCOUNT PLEDGE AGREEMENT



         THIS AMENDMENT NUMBER TWO TO DEPOSIT ACCOUNT PLEDGE AGREEMENT, dated as of October __, 2002 (this "Amendment"), amends that certain Deposit Account Pledge Agreement, dated as of February 28, 2001 (as amended from time to time, the "Pledge Agreement"), by and between VERTICAL COMPUTER SYSTEMS, INC., a Delaware corporation ("Pledgor"), on the one hand, and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Coast"), on the other hand. All initially capitalized terms used in this Amendment shall have the meanings ascribed thereto in the Pledge Agreement unless specifically defined herein.

                                 R E C I T A L S

         WHEREAS, Now Solutions, L.L.C., a Delaware limited liability company ("Borrower"), and Coast are entering into that certain Amendment Number Two to Loan and Security Agreement, dated of even date herewith ("LSA Amendment");

         WHEREAS, Borrower has made all the principal payments under the Promissory Note through and including September 30, 2002;

         WHEREAS, Pledgor and Coast wish to amend the Pledge Agreement pursuant to the terms and provisions set forth in this Amendment; and

         NOW, THEREFORE, the parties hereto agree as follows:

                                A M E N D M E N T

         Section 1. AMENDMENT TO SECTION 2. Section 2 of the Pledge Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

         "SECTION 2. REDUCTION AND RELEASE OF PLEDGE.

         "At such time as all principal and interest payments due under the Promissory Note have been paid in full, and Pledgor is no longer obligated to Coast under the Loan Documents, then Coast agrees to release the Deposit Account from this pledge. Until Coast releases its pledge in the Deposit Account, Pledgor shall not withdraw any amounts from such Deposit Account; PROVIDED, HOWEVER, if all principal payments required to be paid under the Promissory Note, commencing March 31, 2001, and continuing to and including September 30, 2002, have been paid in full when due, Coast will, within three business days of Coast's receipt of such funds, submit to Southern Pacific Bank a Consent to Withdrawal (in substantially the same form as EXHIBIT A attached hereto) under the Deposit Account in the amount of Three Hundred Forty Eight Thousand Three Hundred Thirty Three and 34/100 Dollars ($348,333.34) (such amount does NOT include that certain partial payment of Thirty Five Thousand Dollars ($35,000) which the Pledgor acknowledges the receipt of during the first week of October
2002),  and Pledgor shall  thereafter  have the right to withdraw  Three Hundred


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

Forty Eight Thousand Three Hundred Thirty Three and 34/100 Dollars ($348,333.34) from the Deposit Account. If the principal payment required to be paid under the Promissory Note for the immediately preceding calendar month has been paid in full when due and no Default or Event of Default has occurred and is in continuance under the Loan Agreement, Coast shall, within three business days of Coast's receipt of such funds, submit a Consent to Withdrawal to Southern
Pacific Bank under the Deposit Accounts commencing October 31, 2002, and continuing each month thereafter, in the amount of Ninety One Thousand Six Hundred Sixty Six and 67/100 Dollars ($91,666.67) per month, and Pledgor shall have the right to withdraw such sums from the Deposit Account equal to the aggregate amounts stated in the Consents to Withdrawal submitted by Coast to Southern Pacific Bank. With each Consent to Withdrawal issued, Coast's right, title and interest in the Deposit Account shall be reduced commensurately.

         Section 2. AMENDMENT TO SECTION 5. Section 5 of the Pledge Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

         "SECTION 5. EVENTS OF DEFAULT.

         The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement:

              (a) Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation; or

              (b) Borrower shall fail to comply with the financial covenants set forth in the Schedule to the Loan Agreement; or

              (c) Borrower shall fail to provide Coast with the reports set forth in Section 8 of the Schedule to the Loan Agreement which is not cured within fifteen (15) days after notice to Pledgor of the occurrence of the same; or

              (d) except as permitted under Section 8.5(a) of the Loan Agreement, Borrower shall suffer or experience any Change of Control without Coast's prior written consent, which consent shall be in the discretion of Coast in the exercise of its reasonable business judgment; or

              (e) dissolution, termination of existence, insolvency or business failure of Borrower or any guarantor of any of the Obligations; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or

              (f) the commencement of any proceeding against Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is (i) not


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

timely  controverted,  or (ii) not cured by the dismissal  thereof within thirty
(30) days after the date commenced; or

              (g) any default determined by Coast in the exercise of its reasonable business judgment to have a Material Adverse Effect on the Collateral which is not cured by delivery of additional Collateral of at least equal value within fifteen (15) days after notice to Pledgor; or

              (h) Any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all or any part of the Collateral which is not replaced with Collateral of at least equal value, bonded or otherwise cured within fifteen (15) days after notice to Pledgor."

         Section 3. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Coast of (i) an executed copy of this Amendment executed by Pledgor, and (ii) an executed copy of the LSA Amendment executed by Borrower.

         Section 4. ENTIRE AGREEMENT. The Pledge Agreement, as amended hereby, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Pledgor represents, warrants and agrees that in entering into the Pledge Agreement and consenting to this Amendment, it has not relied on any representation, promise, understanding or agreement, oral or written, of, by or with, Coast or any of its agents, employees, or counsel, except the representations, promises, understandings and agreements specifically contained in or referred to in the Pledge Agreement, as amended hereby.

         Section 5. CONFLICTING TERMS. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Pledge Agreement, the terms of this Amendment shall govern. In all other respects, the Pledge Agreement, as amended and supplemented hereby, shall remain in full force and effect.

         Section 6. MISCELLANEOUS. This Amendment shall be governed by and construed in accordance with the laws of the State of California. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing such counterpart.

                                    * * * * *



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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                                     VERTICAL COMPUTER SYSTEMS, INC.,
                                     a Delaware corporation


                                     By:____________________________________
                                     Name:__________________________________
                                     Title:_________________________________


                                     COAST BUSINESS CREDIT,
                                     a division of Southern Pacific Bank,
                                     a California corporation


                                     By:____________________________________
                                     Name:__________________________________
                                     Title:_________________________________


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

                                   CONSENT OF

                              SOUTHERN PACIFIC BANK

                                       TO

                             AMENDMENT NUMBER TWO TO

                    DEPOSIT ACCOUNT PLEDGE AGREEMENT, BETWEEN

                      VERTICAL COMPUTER SYSTEMS, INC., AND

                              COAST BUSINESS CREDIT


                            DATED: OCTOBER ___, 2002


         SOUTHERN PACIFIC BANK, a California corporation, hereby consents to the Amendment Number Two to Deposit Account Pledge Agreement to which this Consent is attached.


                                      SOUTHERN PACIFIC BANK,
                                      a California corporation


                                      By:__________________________________
                                      Name:________________________________
                                      Title:_______________________________



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


                                    EXHIBIT A
                                    ---------

                              CONSENT TO WITHDRAWAL
                              ---------------------



                                             -----------------------------
                                                         Dated



SOUTHERN PACIFIC BANK

__________________________

__________________________
ATTN:_____________________

Ladies and Gentlemen:

         The undersigned is the Pledgee of that certain Deposit Account, Number 206650001, at your banking institution pursuant to that certain Deposit Account Pledge Agreement, dated February 28, 2001, as amended from time to time, between Pledgee and Vertical Computer Systems, Inc., a Delaware corporation ("Pledgor"), and hereby certifies to you that the following representations are true and correct on the date hereof:

              a. As of the date hereof, Pledgee's interest in the stated amount of the Deposit Account (prior to the reduction requested in paragraph (b) below) equals $__________________.


                     CHOOSE ONE OF THE FOLLOWING PARAGRAPHS


              [b. Now Solutions, L.L.C., a Delaware limited liability company ("Borrower"), has made each principal payment required by the provisions of the Secured Term Promissory Note (Term Loan), dated February 28, 2001, executed by Borrower in favor of the undersigned for the months of March 31, 2001 through and including October 31, 2001 in the amount of One Million Eight Hundred Thirty Three Thousand Three Hundred Thirty Three and 40/100 Dollars ($1,833,333.40). Therefore, the undersigned hereby consents to a reduction in Pledgee's interest in the stated amount of the Deposit Account by Three Hundred Forty Eight Thousand Three Hundred Thirty Three and 34/100 Dollars ($348,333.34), and consents to Pledgor's right to withdraw Three Hundred Forty Eight Thousand Three Hundred Thirty Three and 34/100 Dollars ($348,333.34).

              [b. Now Solutions, L.L.C., a Delaware limited liability company ("Borrower"), has made the principal payment for the month of ____________, 200[_] in the amount of Ninety One Thousand Six Hundred Sixty Six and 67/100 Dollars ($91,666.67), in accordance with the provisions of that certain Secured Term Promissory Note (Term Loan), dated February 28, 2001, executed by Borrower in favor of the undersigned. Therefore, the undersigned hereby consents to a


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

reduction in Pledgee's interest in the stated amount of the Deposit Account by Ninety One Thousand Six Hundred Sixty Six and 67/100 Dollars ($91,666.67), and thereby consents to Pledgor's right to withdraw such amount.

              c. Pledgee's interest in the stated amount of the Deposit Account (after the reduction to the Stated Amount requested in the foregoing paragraph
(b)) shall equal $_______________.


                                 COAST BUSINESS CREDIT,
                                 a division of Southern Pacific Bank,
                                 a California corporation


                                 By:__________________________________
                                 Name:________________________________
                                 Title:_______________________________






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